================================================================================






                                CREDIT AGREEMENT


                           MILLENIUM SEACARRIERS, INC.

                                   the Company

                                       and

                              THE BANK OF NEW YORK,

                                    the Bank


                                  July 20, 1998





================================================================================

                                TABLE OF CONTENTS


SECTION                                                                                                        PAGE


         1.       DEFINITIONS.....................................................................................1

         2.       REPRESENTATIONS, COVENANTS AND WARRANTIES.......................................................9

         3.       THE LINE OF CREDIT.............................................................................13

         4.       THE SECURITY...................................................................................14

         5.       CONDITIONS.....................................................................................14

         6.       REPAYMENT, PREPAYMENT AND REDUCTION OF FACILITY................................................20

         7.       INTEREST.......................................................................................20

         8.       PAYMENTS.......................................................................................21

         9.       ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC..............................................22

         10.      AFFIRMATIVE COVENANTS..........................................................................23
                  (a)      Maintenance of Existence..............................................................23
                  (b)      Perform Agreements....................................................................23
                  (c)      Maintenance of Books, Records,
                           Providing of Financial Statements, etc................................................23
                  (d)      Inspection of Property, Books and Records.............................................24
                  (e)      Payment of Taxes......................................................................25
                  (f)      Notice of Actions, Suits, Proceedings and Environmental Claims........................25
                  (g)      Compliance with ISM Code..............................................................26
                  (h)      Management of the Vessels.............................................................26
                  (i)      Confirmation of Class Certificates....................................................26
                  (j)      Maintenance of Properties.............................................................26
                  (k)      Payment of Indebtedness...............................................................26
                  (l)      Compliance with Agreements............................................................26
                  (m)      Operating Accounts....................................................................26
                  (n)      Addressing the Year 2000 Issue........................................................26
                  (o)      Compliance with Obligations...........................................................27
                  (p)      Additional Guaranties, etc............................................................27


         11.      NEGATIVE COVENANTS.............................................................................27
                  (a)      Indebtedness..........................................................................27
                  (b)      Guaranties, etc.......................................................................27
                  (c)      Liens, etc............................................................................27
                  (d)      Consolidation, Merger or Sale of Assets...............................................28
                  (e)      Dividends.............................................................................28
                  (f)      Loans or Advances.....................................................................28
                  (g)      Investments...........................................................................28
                  (h)      Engagement in Business................................................................28
                  (i)      Sale/Leaseback Transactions...........................................................28

         12.      OPERATING ACCOUNTS.............................................................................28

         13.      APPLICATION OF FUNDS...........................................................................28

         14.      EVENTS OF DEFAULT AND REMEDIES.................................................................29

         15.      SUNDRY PROVISIONS..............................................................................32
                  (a)      Further Assurances....................................................................32
                  (b)      Notices...............................................................................32
                  (c)      Further Panamanian and Cypriot Counsel Opinions.......................................32
                  (d)      Payment of Costs, Expenses, etc.......................................................33
                  (e)      Successors and Assigns................................................................33
                  (f)      GOVERNING LAW.........................................................................33
                  (g)      Submission to Jurisdiction............................................................33
                  (h)      WAIVER OF TRIAL BY JURY...............................................................34
                  (i)      Execution in Counterparts.............................................................34
                  (j)      Vessel Trading Prohibitions...........................................................34
                  (k)      Assignments and Participations by the Bank............................................34
                  (l)      Severability..........................................................................35
                  (m)      Indemnification.......................................................................35
                  (n)      Information Disclosure................................................................36
                  (o)      No Claims for Consequential Damages...................................................36
                  (p)      Entire Agreement......................................................................36
                  (q)      Rights Cumulative, Non-Waiver, etc....................................................36
                  (r)      International Financing Transaction...................................................37
                  (s)      Headings; Table of Contents...........................................................37

Consent and Agreement of the Initial Guarantors

Schedules

                                    SCHEDULES


SCHEDULE

         1        FORM OF DRAWDOWN NOTICE

         2        FORM OF NOTE

         3        FORM OF GUARANTEES

         4        LIST OF COMMITTED VESSELS

         5        LIST OF OTHER INITIAL GUARANTORS

                                CREDIT AGREEMENT


                  CREDIT AGREEMENT, dated July 20, 1998, between MILLENIUM SEACARRIERS, INC. (the "Company"), a company incorporated under the laws of the Cayman Islands, and THE BANK OF NEW YORK (the "Bank"), a trust company organized and existing under the laws of the State of New York.

                  1.       DEFINITIONS

                  (a) In this Agreement the words and expressions specified below shall, except where the context otherwise requires, have the meanings attributed to them below:

"Agreement"                        this Agreement, as the same shall be amended
                                   or supplemented from time to time; "Alternate
                                   Base Rate" for each day, at a rate per annum equal to the higher of (i) the Prime Rate in effect for such day and (ii) 1/2%, plus the Federal Funds Rate in effect for such day;

"Applicable Rate"                  the rate of interest on the Loans, or any
                                   portion thereof, from time to time applicable pursuant to Section 7(a);

"Approved Classification Society"  any of the American Bureau of Shipping,
                                   Nippon Kaiji Kyokai, Germanischer Lloyd,
                                   Lloyd's Register of Shipping, Bureau Veritas or Det Norske Veritas;

"Business Days"                    a day on which dealings in dollar deposits of
                                   the United States of America are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in dollar deposits of the United States of America) in London, England and in New York,
                                   New York;

"Change of Control"                shall have the meaning ascribed thereto in
                                   the Indenture;

"CLIPPER ATLANTIC"                 shall have the meaning ascribed thereto in
                                   Section 2(b);

"CLIPPER ATLANTIC
Insurances Assignment"             the assignment of all right, title and
                                   interest of Conifer in and to the insurances covering the CLIPPER ATLANTIC and all proceeds thereof to be executed by Conifer in favor of the Collateral Agent pursuant to
                                   Section 5(a)(xi) and to be in form and
                                   substance satisfactory to the Bank;

"CLIPPER ATLANTIC
Mortgage"                          the statutory first mortgage and deed of
                                   covenants collateral thereto covering the
                                   CLIPPER ATLANTIC to be executed
                                   by Conifer in favor of the Collateral Agent pursuant to Section 5(a) (viii) and to be in form and substance satisfactory to the Bank;

CLIPPER GOLDEN HIND"               shall have the meaning ascribed thereto in
                                   Section 2(c);

"CLIPPER GOLDEN HIND
Insurances Assignment"             the assignment of all right, title and
                                   interest of Ivy in and to the insurances covering the CLIPPER GOLDEN HIND and all proceeds thereof to be executed by Ivy in favor of the Collateral Agent pursuant to
                                   Section 5(a)(xi) and to be in form and
                                   substance satisfactory to the Bank;

"CLIPPER GOLDEN HIND
Mortgage"                          the first preferred mortgage covering the
                                   CLIPPER GOLDEN HIND to be executed by Ivy in favor of the Collateral Agent pursuant to
                                   Section 5(a)(x) and to be in form and
                                   substance satisfactory to the Bank;

"CLIPPER HARMONY"                  shall have the meaning ascribed thereto in
                                   Section 2(d);

"CLIPPER HARMONY
Insurances Assignment"             the assignment of all right, title and
                                   interest of Rapid in and to the insurances covering the CLIPPER HARMONY and all proceeds thereof to be executed by Rapid in favor of the Collateral Agent pursuant to Section
                                   5(a)(xi) and to be in form and substance satisfactory to the Bank;

"CLIPPER HARMONY
Mortgage"                          the first naval mortgage covering CLIPPER
                                   HARMONY to be executed by Rapid in favor of the Collateral Agent pursuant to Section
                                   5(a)(ix) and to be in form and substance satisfactory to the Bank;

"CLIPPER
PACIFIC"                           shall have the meaning ascribed thereto in
                                   Section 2(e);

"CLIPPER PACIFIC
Insurances Assignment"             the assignment of all right, title and
                                   interest of Topscale in and to the insurances covering the CLIPPER PACIFIC and all proceeds thereof to be executed by Topscale in favor of the Collateral Agent pursuant to Section
                                   5(a)(xi) and to be in form and substance satisfactory to the Bank;

"CLIPPER PACIFIC
Mortgage"

                                   the statutory first mortgage and deed of covenants collateral thereto covering the CLIPPER PACIFIC to be executed by Topscale in favor of the Collateral Agent pursuant to
                                   Section 5(a)(viii) and to be in form and substance satisfactory to the Bank;

"Collateral Agency and
  Intercreditor Agreement"         the Collateral Agency and Intercreditor
                                   Agreement, dated as of July 1, 1998, by and among the Collateral Agent, the

                                   Bank, the Company and the Initial Guarantors as to the rights of the parties thereto in the Collateral Property, which Collateral Agency and Intercreditor Agreement shall be in form and substance satisfactory to the Bank and shall provide the Bank with a first priority position in the case of a sale, Total Loss or foreclosure of any Vessel;

"Collateral Agent"                 The First National Bank of Maryland, in its
                                   capacity as collateral agent and trustee under the Collateral Agency and Intercreditor
                                   Agreement;

"Collateral Documents"             the Mortgages, the Insurances Assignments and
                                   the Guarantees, together with any other
                                   documents which may be executed and delivered to the Collateral Agent or the Bank from time to time mortgaging, assigning or otherwise transferring thereto additional assets as security for the obligations of the Company to the Bank under this Agreement and under the Note or as security for the obligations of any Guarantor under its Guaranty of the obligations of the Company to the Bank under this Agreement and under the Note;

"Collateral Property"              the assets mortgaged or assigned to the
                                   Collateral Agent or the Bank pursuant to the terms of the Collateral Documents, together with any other assets which may be held by the Collateral Agent or the Bank from time to time as additional security for the obligations of the Company to the Bank under this Agreement and under the Note or as security for the obligations of any Guarantor under its Guaranty of the obligations of the Company to the Bank under this Agreement and under the Note;

"Committed Vessels"                the Vessels listed on Schedule 4;

"Conifer"                          Conifer Shipping Company Limited, a company
                                   organized and existing under the laws of the Republic of Cyprus;

"Default Rate"                     shall have the same meaning ascribed thereto
                                   in Section 7(b);

"DOC" a Document of Compliance issued in accordance with Rule 13 of the ISM Code;

"Dollars" and the sign "$"         the legal currency, at any relevant time
                                   hereunder, of the United States of America and, in relation to all payments hereunder, in same day funds settled through the New
                                   York Clearing House Interbank Payments System
                                   (or such other

                                   Dollar funds as may be determined by the Bank to be customary for the settlement in New York City of banking transactions of the type herein involved);

"Drawdown Date(s)"                 the dates, each being a Business Day not
                                   later than July , 1999, upon which the
                                   Company has requested that any Loan be made available to the Company as provided in
                                   Section 3;

"Drawdown Notice"                  shall have the meaning ascribed thereto in
                                   Section 3(c);

"Environmental Approvals"          all permits, licenses, approvals, rulings,
                                   variances, exemptions, clearances, consents or other authorizations required under applicable Environmental Laws;

"Environmental Claim"              any claim arising out of, based on or
                                   resulting from (i) the presence, or release or threat of release into the environment, of any Material of Environmental Concern at any location, whether or not owned by the party against which the claim is asserted, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law or Environmental Approval;

"Environmental Laws"               United States, federal and state, local,
                                   foreign and international laws, regulations, conventions and agreements relating to pollution prevention or protection of human health and the environment (including, without limitation, ambient air, surface water, ground water, navigable waters, waters of the contiguous zone, ocean waters and international waters), including, without limitation, laws, regulations, conventions and agreements relating to (i) emissions, discharges, releases or threatened releases of Materials of Environmental Concern or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Materials of Environmental Concern;

"Event of Default"                 the occurrence of any of the events set out
                                   in Section 14;

"Federal Funds Rate"               for any day, the weighted average of the
                                   rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding
                                   Business Day) by the Federal Reserve Bank of
                                   New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank;


"Final Payment Date"               July , 1999 or, if such day is not a Business
                                   Day, the next following Business Day unless such next following Business Day falls in the following month in which case the Final
                                   Payment Date will be the Business Day
                                   immediately preceding such day;

"Guarantees"                       the Initial Guaranty and each additional
                                   guaranty to be executed in favor of the Bank by a Guarantor acquiring an Additional Vessel
                                   (as such term is utilized in the Offering
                                   Circular) of the payment and performance of the obligations of the Company to the Bank under this Agreement and under the Note pursuant to Section 10(p) and to be substantially in the form set out in Schedule
                                   3 or in such other form as the Bank may
                                   agree;

"Guarantors"                       the Initial Guarantors and each additional
                                   wholly-owned subsidiary of the Company which acquires an Additional Vessel;

"Indenture"                        the Indenture, dated as of July , 1998, among
                                   the Company, the Subsidiary Guarantors (as defined therein) and the Trustee, pursuant to which the Senior Secured Notes will be issued;

"Initial
Guarantors"                        Conifer, Ivy, Oakmont, Rapid, Topscale and
                                   the other Initial Guarantors listed on
                                   Schedule 5;

"Initial Guaranty"                 the guaranty of the payment and performance
                                   of the obligations of the Company to the Bank under this Agreement and under the Note to be executed by the Initial Guarantors in favor of the Bank pursuant to Section 5(a)(xi) and to be substantially in the form set out in
                                   Schedule 3 or in such other form as the
                                   Initial Guarantors and the Bank may agree;

"Initial Vessels"                  the CLIPPER ATLANTIC, the CLIPPER GOLDEN
                                   HIND, the CLIPPER HARMONY, the CLIPPER
                                   PACIFIC and the MONICA MARISSA;

"Insurances Assignments"           the CLIPPER ATLANTIC Insurances Assignment,
                                   the CLIPPER GOLDEN HIND Insurances
                                   Assignment, the CLIPPER HARMONY Insurances
                                   Assignment, the CLIPPER PACIFIC Insurances
                                   Assignment, the MONICA

                                   MARISSA Insurances Assignment and each
                                   additional assignment to be executed in favor of the Collateral Agent by a Guarantor acquiring a Committed Vessel or an Additional Vessel of all right, title and interest of such Guarantor in and to the insurances covering such Vessel and all proceeds thereof and to be in form and substance satisfactory to the Bank;

"Interest Notice"                  a notice to the Bank specifying the interest
                                   option selected and the duration of any
                                   relevant Interest Period; "Interest Payment
                                   Date(s)" shall have the meaning ascribed thereto in Section 7(d); "Interest Period(s)" shall have the meaning ascribed thereto in
                                   Section 7(c); "ISM Code" the International
                                   Management Code for the Safe Operation of
                                   Ships and for Pollution Prevention; "Ivy" Ivy
                                   Navigation, Inc., a corporation organized and existing under the laws of the Republic of Liberia; "LIBOR" means the rate of interest for deposits, in Dollars, of an amount equal to the relevant Loan (or portion thereof), for periods equivalent to the applicable
                                   Interest Period, which appear at or about
                                   11:00 a.m. (London Time) on the date falling two Business Days prior to the first day of the relevant Interest Period as displayed on Telerate page 3750 (British Bankers'
                                   Association Interest Settlement Rates) (or such other page as may replace such page
                                   3750) on such system or on any other system of the information vendor for the time being designated by the British Bankers'
                                   Association's Recommended Terms and
                                   Conditions (BBAIRS) (dated August 1985)),
                                   PROVIDED, HOWEVER, that, if on any date of determination of an Applicable Rate, no rate is so displayed for amounts equivalent to the relevant Loan (or portion thereof) and for periods equivalent to the applicable Interest
                                   Period, LIBOR shall be equal to the rate quoted by the Bank as the offered rate for deposits, in Dollars, in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London interbank market on the second Business Day before the first day of such period;

"Loans" the loans, not to exceed at any one time outstanding

                                   $7,000,000, to be made by the Bank to the Company pursuant to Section 3(a);

"Manager"                          shall have the meaning ascribed thereto in
                                   Section 10(h);

"Margin"                           shall have the meaning ascribed thereto in
                                   Section 7(a);

"Materials of
Environmental Concern"             chemicals, pollutants, contaminants, wastes,
                                   toxic substances, hazardous materials, oil, hazardous substances, petroleum and petroleum products and by-products;

"MONICA MARISSA"                   shall have the meaning ascribed thereto in
                                   Section 2(g);

"MONICA MARISSA
Insurances Assignment"             the assignment of all right, title and
                                   interest of Oakmont in and to the insurances covering the MONICA MARISSA and all proceeds thereof to be executed by Oakmont in favor of the Collateral Agent pursuant to Section
                                   5(a)(xi) and to be in form and substance satisfactory to the Bank;

"MONICA MARISSA
Mortgage"                          the first naval mortgage covering the MONICA
                                   MARISSA to be executed by Oakmont in favor of the Collateral Agent pursuant to Section
                                   5(a)(ix) and to be in form and substance satisfactory to the Bank;

"Mortgages"                        the CLIPPER ATLANTIC Mortgage, the CLIPPER
                                   GOLDEN HIND Mortgage, the CLIPPER HARMONY
                                   Mortgage, the CLIPPER PACIFIC Mortgage and the MONICA MARISSA Mortgage and each additional mortgage (and any deed of covenants collateral thereto) to be executed in favor of the Collateral Agent by a Guarantor acquiring a Committed Vessel or an Additional Vessel and to be in form and substance satisfactory to the Bank;

"Note" the secured promissory note to be executed by the Company to the order of the Bank pursuant to Section 5(xi) evidencing the Loans and to be substantially in the form set out in
                                   Schedule 2 or in such other form as the Bank may agree;

"Oakmont"                          Oakmont Shipping and Trading, Inc., a
                                   corporation organized and existing under the laws of the Republic of Liberia;

"Offering Circular"                the Offering Circular, dated July 20, 1998,
                                   covering the Senior Secured Notes;

"Operating Accounts"               shall have the meaning ascribed thereto in
                                   Section 12;

"Permitted Liens"                  the liens permitted by the Indenture;

"Prime Rate"                       the prime commercial lending rate of the Bank
                                   as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate;

"Restricted Payments"              shall have the meaning ascribed thereto in
                                   the Indenture;

"Rapid" Rapid Ocean Carriers Inc., a corporation organized and existing under the laws of the Republic of Liberia;

"Sale/Leaseback Transaction"       shall have the meaning ascribed thereto in
                                   the Indenture;

"Senior Secured Notes"             the notes to be issued under the Indenture;

"Shipping Business"                shall have the meaning ascribed thereto in
                                   the Indenture;

"SMC" a Safety Management Certificate issued in accordance with Rule 13 of the ISM Code;

"Topscale"                         Topscale Shipping Company Limited, a company
                                   organized and existing under the laws of the Republic of Cyprus;

"Total Loss"                       with respect to any of the Vessels, its
                                   actual or constructive total loss, including arranged or compromised total loss, or its requisition, taking, capture, seizure or forfeiture;

"Trustee"                          The First National Bank of Maryland, a
                                   national banking association;

"Vessels"                          the Initial Vessels and each Committed Vessel
                                   and each Additional Vessel acquired by a Guarantor; and

"Year 2000 Issue"                  the failure of computer software, hardware
                                   and firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

                  (b) Words importing the singular number only shall include the plural and vice versa. Words importing persons shall include companies, firms, corporations and their respective successors and assigns.

                  (c) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles as in effect from time to time in the United States of America ("GAAP") consistently applied and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP.

                  2.       REPRESENTATIONS, COVENANTS AND WARRANTIES

                  The Company hereby represents, covenants and warrants as follows:

                  (a) The Company is duly incorporated, validly existing and in good standing under the laws of the Cayman Islands without limitation on the duration of its existence. Each of the Initial Guarantors is a corporation or a company duly organized or incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation without limitation on the duration of its existence. The Company and each of the Initial Guarantors have the corporate power and authority to lease their respective properties and to carry on their respective businesses as now being conducted and to execute, deliver and perform their respective obligations under this Agreement (which term as used herein includes the Consent and Agreement of the Initial Guarantors annexed hereto) and under each of the documents executed or to be executed thereby as contemplated herein; and this Agreement and each of such documents when executed and delivered will constitute the legal, valid and binding obligation of the Company and/or the Initial Guarantor or Guarantors as is a party hereto, as the case may be, enforceable in accordance with their respective terms.

                  (b) Conifer is the sole owner of the 1975 built, 7,923 dwt Cypriot flag vessel CLIPPER ATLANTIC, gross tonnage 6,157, net tonnage 3,004, Official No. 708620 and RCS No. 6259.

                  (c) Ivy is the sole owner of the 1978 built, 16,560 dwt Liberian flag vessel CLIPPER GOLDEN HIND, Official No. 10245.

                  (d) Rapid is the sole owner of the 1978 built, 16,711 dwt Panamanian flag vessel CLIPPER HARMONY.

                  (e) Topscale is the sole owner of the 1976 built, 7,923 dwt Cypriot flag vessel CLIPPER PACIFIC, gross tonnage 6,157, net tonnage 3,004, Official No. 708918 and RCS No. 6465.

                  (f) Oakmont is the sole owner of the 1973 built, 55,057 dwt Panamanian flag vessel MONICA MARISSA.

                  (g) Each of the Initial Vessels is in good condition, working order and repair and is classed by an Approved Classification Society with respect to hull and machinery in the highest classification and rating for vessels of the same age and type.

                  (h) There are no actions, suits or proceedings (in arbitration or otherwise) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the

Initial Guarantors or their respective properties, at law, in equity or in admiralty, before any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or before any privately constituted panel, which may result in (i) any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of any thereof, or (ii) any liability which could materially impair their respective abilities to satisfy their respective obligations; and none thereof is in default with respect to any order, writ, decision, injunction, decree or demand of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or of any privately constituted panel.

                  (i) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof and the compliance by the Company and each of the Initial Guarantors with all of the terms and provisions of this Agreement and of the other documents contemplated herein will not (i) violate or conflict with any provision of law, statute, rule, regulation, treaty or convention or any order, writ, injunction, license, permit, ruling, regulation, decree or judgment of any court or governmental or regulatory body, agency, commission, tribunal or other authority of the Cayman Islands, the Republic of Panama, the Republic of Liberia, the Republic of Cyprus, the United States of America or the State of New York, (ii) result in, or require, the creation or imposition of any mortgage, lien, pledge, assignment, charge, security interest or other encumbrance on any of the properties or assets of any thereof, now owned or hereafter acquired, except in favor of the Collateral Agent or the Trustee pursuant to the terms of this Agreement and the Indenture, (iii) violate or conflict with the Memorandum or Articles of Association or the Articles of Incorporation or Bylaws, as the case may be, of any thereof or (iv) violate or conflict with, or constitute, with the giving of notice or lapse of time, or both, a default under, the terms, conditions or provisions or any agreement, judgment, injunction, order, decree or other instrument to which any thereof is a party or by which any thereof is bound or to which any of the properties, assets or businesses of any thereof are subject.

                  (j) No consent, license, approval or authorization of any nature of, or other formal action by, any governmental authority, bureau or agency is or will be required to be obtained by the Company or the Initial Guarantors in connection with the execution, delivery, validity or performance of this Agreement or any of the documents referred to herein or the carrying out of the transactions contemplated hereby or thereby except as shall have been duly and timely obtained.

                  (k) Neither the Company nor any of the Initial Guarantors is in violation of any material provision of applicable law or of any decree or order of any court or of any government or governmental agency or official, domestic or foreign, or of any material provision of any indenture, agreement or other instrument to which any thereof is a party or by which any thereof or any of their respective properties may be bound or affected.

                  (l) Neither the Company nor any of the Initial Guarantors (i) is a national of any foreign country designated in Presidential Executive Order No. 9193, No. 12543, No. 12722, No. 12775, No. 12779 or No. 12959 of the United
States of America, as amended, respectively, within the meaning of any of said Executive Orders, as amended, or any regulations thereunder, (ii) is presently in violation of any of the provisions of any of said Executive Orders, (iii) is a national of any designated foreign country within the meaning of the Foreign Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V,
Part 500, as amended) or the Cuban Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 515, as amended), or (iv) is presently in violation of any of the provisions of said Foreign Assets Control Regulations, as amended, any of the provisions of said Cuban Assets Control Regulations, as amended, any of the provisions of the Libyan Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 550, as amended), any of the provisions of the Iranian Transactions Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 560, as amended), any of the provisions of the Iraqi Sanctions Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 575) or any of the provisions of the Regulations of the United States of America Governing Transactions in Foreign Shipping of Merchandise (Title 31, Code of Federal Regulations, Chapter V, Part 505, as amended).

                  (m) No default exists and no event has occurred which, with the giving of notice or lapse of time, or both would constitute a material default under any material instrument or agreement to which the Company or any of the Initial Guarantors is a party or by the terms of which any thereof or any of their respective properties may be bound.

                  (n) The execution and delivery of this Agreement and all documents contemplated herein to which the Company or any of the Initial Guarantors is or is to be a party and the carrying out of the transactions contemplated hereby and thereby have been duly authorized by all proper corporate action by the Company and the Initial Guarantors.

                  (o) The financial statements of the Company and its subsidiaries (including certain of the Initial Guarantors), heretofore furnished to the Bank, are complete and correct and present fairly in accordance with GAAP the financial condition of the Guarantor and its subsidiaries as at the dates of such statements and the results of their operations for the periods covered thereby.

                  (p) All of the issued and outstanding shares of the capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable and are owned free of any liens, charges or other encumbrances thereon or affecting title thereto.

                  (q) Neither the Company nor any of the Initial Guarantors now maintains, or in the future will maintain, any office in the United States of America or now maintains, or will in the future maintain, any financial records in the United States of America outside the State of New York, County of New York and neither the Company nor any of the Initial Guarantors has any security agreements or financing statements outstanding under the Uniform Commercial Code of any state of the United States of America with respect to its assets.

                  (r) None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Bank, the Company will furnish to the Bank statements in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

                  (s) The Company and the Initial Guarantors have filed all tax returns required to be filed thereby and have paid all taxes payable thereby which have become due, other than those not yet delinquent or the nonpayment of which would not have a material adverse effect thereon and except for those taxes being contested in good faith and by appropriate proceedings or other acts and for which adequate reserves have been set aside on the books thereof.

                  (t) There is no tax, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by the Cayman Islands, the Republic of Panama, the Republic of Liberia or the Republic of Cyprus or any political subdivision or taxing authority of any thereof or therein (i) on or by virtue of the execution, delivery, acquisition, registration or enforcement of this Agreement, the Note or any of the Collateral Documents or (ii) on any payment to be made by the Company or any of the Initial Guarantors pursuant to this Agreement, the Note or any of the Collateral Documents.

                  (u) To ensure the enforceability or admissibility in evidence of this Agreement, the Note or any of the Collateral Documents, it is not necessary that this Agreement, the Note or any of the Collateral Documents be filed or recorded with any court or other authority in the Cayman Islands, the Republic of Panama, the Republic of Liberia or the Republic of Cyprus, except for the recording of each of the CLIPPER HARMONY Mortgage and the MONICA MARISSA Mortgage in the Republic of Panama, the recording of the CLIPPER GOLDEN HIND Mortgage in the Republic of Liberia and the recording of each of the CLIPPER ATLANTIC Mortgage and the CLIPPER PACIFIC Mortgage in the Republic of Cyprus.

                  (v) (i) The Company and each of the Initial Guarantors is now and will continue to be, to the extent required, in full compliance with all applicable Environmental Laws; (ii) the Company and each of the Initial Guarantors now has and will continue to have, to the extent required, all necessary Environmental Approvals required under applicable Environmental Laws to operate their respective businesses as now or then being conducted, is now and will continue to be, to the extent required, in full compliance with all Environmental Approvals; (iii) neither the Company nor any of the Initial Guarantors has received any notice, claim, action, cause of action, investigation or demand by any person, entity, enterprise or government, political subdivision, intergovernmental body or agency, department or instrumentality thereof alleging potential liability for, or a requirement to incur, investigatory costs, cleanup costs, response and/or remedial costs (whether incurred by a governmental entity or otherwise) in connection with, natural resources damages, property damages, personal injuries, attorneys' fees and expenses, or fines or penalties, in each case arising out of, based on or resulting from any Environmental Claim (other than Environmental Claims that have been fully and finally adjudicated or otherwise determined and all fines, penalties and other costs, if any, payable by the Company and/or the Initial Guarantors in respect thereof have been paid in full); and (iv) there are no circumstances that may prevent or interfere with such full compliance in the future.

                  (w) There is no Environmental Claim pending or, to the knowledge of the Company, threatened against the Company or any of the Initial Guarantors.

                  (x) There are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any

Material of Environmental Concern, that could form the basis of any Environmental Claim against the Company or any of the Initial Guarantors.

                  (y) The Company and each of the Initial Guarantors have reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Company or the Initial Guarantors or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of the Company or the Initial Guarantors interface). The costs to the Company and the Initial Guarantors of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Company and the Initial Guarantors (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to result in an Event of Default or to have a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of the Company or the Initial Guarantors.

                  (z) Each of Conifer, Ivy, Oakmont, Rapid, Topscale or the Manager, as the case may be, has obtained a DOC for itself and a SMC for each of the Initial Vessels.

                  All representations, covenants and warranties made herein and in any certificate or other document delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the making of the Loans to be made by the Bank hereunder and the issuance of the Note to be issued by the Company hereunder.

                  3.       THE LINE OF CREDIT

                  (a) Subject to the terms and conditions hereof, and in reliance upon the foregoing representations, covenants and warranties and each of them, the Bank agrees to establish on the date hereof and make available to the Company at and through one or more of its offshore branches or through its international banking facility, such branch, branches or facility to be selected at the option of the Bank, a line of credit, in offshore dollars of the United States of America, pursuant to which the Company may make borrowings, not to exceed in the aggregate at any one time outstanding $7,000,000; provided, however, that during the period from January , 1999 through the Final Payment Date, there shall be no Loans outstanding under this Agreement for a period of at least 30 consecutive days. Each Loan shall be in a minimum amount of $250,000 and shall be evidenced by the Note. Within the limit of this Section 3(a) and upon the conditions herein provided, the Company may from time to time borrow pursuant to this Section 3(a), repay such borrowings pursuant to Section 5 and reborrow pursuant to this Section 3(a).

                  (b) The proceeds of the Loans shall be utilized solely and exclusively to provide working capital to the Company, for operating expenses and to pay interest on the Senior Secured Notes.

                  (c) The Company shall give to the Bank at least three Business Days' prior written notice (the "Drawdown Notice"), substantially in the form set out in Schedule 1 or in such other form as the Bank may agree, of the Business Day on which any Loan is to be made, which notice shall (i) be in writing addressed to the Bank, (ii) be effective upon receipt by the Bank as aforesaid, provided it is received before 11:00 a.m. New York time (otherwise it shall be deemed to have been received on the next Business Day), (iii) specify the Business Day on which the Loan is to be drawn down and the initial Interest Period, (iv) specify the disbursement instructions and (v) be irrevocable.

                  (d) Each Drawdown Notice shall be deemed to constitute a warranty by the Company (a) that the representations and warranties stated in
Section 2 and in each of the Guarantees then outstanding (updated MUTATIS MUTANDIS in each instance) are true and correct on the date of such Drawdown Notice and will be true and correct on the relevant Drawdown Date as if made on such date, and (b) that no Event of Default or any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred and is continuing.

                  (e) Each Loan made by the Bank to the Company may be evidenced by a notation of the same made by the Bank on the grid attached to the Note, which notation, absent manifest error, shall be PRIMA FACIE evidence of the amount of the relevant Loan.

                  (f) Anything heretofore to the contrary notwithstanding, the obligation of the Bank to make Loans hereunder, if not previously terminated, shall terminate immediately and without notice to the Company if any change in applicable law (which expression as used in this Section includes statutes and regulations thereunder by any competent court or by any governmental body or official charged with the administration thereof) shall make it unlawful for the Bank to comply with its obligations hereunder, but no such termination shall prejudice the rights of the Bank acquired prior thereto or impair the obligations of the Company hereunder.

                  (g) The Company covenants and agrees to pay to the Bank on the date of the making of the initial Loan hereunder a financing fee of $35,000.

                  (h) The Company also covenants and agrees to pay to the Bank a commitment fee computed at the rate of 3/8 of 1% per annum from the date hereof on the unused portion of the line of credit facility from time to time available under subsection (a) of this Section 3, such commitment fee to be payable quarterly in arrears commencing October , 1998 and on the Final Payment Date.

                  4.       THE SECURITY

                  The obligations of the Company to the Bank hereunder and under the Note and of the Guarantors to the Bank under the Guarantees shall be secured by the Collateral Property being mortgaged or assigned to the Collateral Agent pursuant to the Collateral Documents, and each of the Collateral Documents shall be in form and substance satisfactory to the Bank.

                  5.       CONDITIONS

                  (a) The obligation of the Bank to make the initial Loan under subsection (a) of Section 3 shall be subject to the following conditions precedent:

                  (i) All representations and warranties of the Company contained in Section 2 or of any of the Initial Guarantors contained in any of the Collateral Documents shall be true on and as of the date of the making of such Loan, with the same effect as though made on such date, except as the same may be changed by the transactions contemplated by this Agreement, and any consents, licenses, approvals or authorizations required by subsection (j) of Section 2 to have been obtained on or before such date shall have been duly and timely obtained, and the Bank shall have received a certificate of a duly authorized officer, director or attorney-in-fact of the Company to such effect.

                  (ii) The Company shall have performed all agreements required to be performed thereby on or before the date of the making of such Loan under this Agreement and under the documents contemplated herein to which it is or is to be a party; and no Event of Default or event which, with the giving of notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing or will have occurred immediately upon or after the making of such Loan, and the Bank shall have received a certificate of a duly authorized officer, director or attorney-in-fact of each of the Company to such effect.

                  (iii) The CLIPPER ATLANTIC (A) shall be owned by Conifer free and clear of all liens, charges or other encumbrances except for (1) the CLIPPER ATLANTIC Mortgage, (2) liens for crew's wages remaining unpaid in accordance with reasonable commercial practices, (3) liens for the costs of fuel, supplies and other services furnished thereto in the ordinary course of business (none of the suppliers thereof having evidenced an intention to enforce any such liens), (4) liens for repairs and tort claims fully covered by insurance as to which coverage has been acknowledged by the applicable insurer and (5) liens for repairs and tort claims not fully covered by such insurance, in the aggregate not to exceed $200,000, and the Bank shall have received a certificate of a duly authorized officer, director or attorney-in-fact of Conifer to such effect, (B) shall be duly registered in the name of Conifer under the laws of the Republic of Cyprus, (C) shall be duly covered by insurance in compliance with the terms of the CLIPPER ATLANTIC Mortgage, and the Bank shall have received evidence of such coverage satisfactory to it, including a report or reports in reasonable detail by independent marine insurance brokers (who may be marine insurance brokers regularly employed by Conifer) with respect to the insurances maintained with respect to the CLIPPER ATLANTIC and its operation and the Bank shall be satisfied with such report or reports, and (D) shall have the highest classification and rating of an Approved Classification Society for vessels of the same age and type, as evidenced by a certificate of such classification society as to such classification and rating being in full force and effect without any outstanding recommendations or requirements other than those consented to, in writing, by the Bank.

                  (iv) The CLIPPER GOLDEN HIND (A) shall be owned by Ivy free and clear of all liens, charges or other encumbrances except for (1) the CLIPPER GOLDEN HIND Mortgage, (2) liens for crew's wages remaining unpaid in accordance with reasonable commercial practices, (3) liens for the costs of fuel, supplies and other services furnished thereto in the ordinary course of business (none of the suppliers thereof having evidenced an intention to enforce any such liens), (4) liens for repairs and tort claims fully covered by insurance as to which coverage has been acknowledged by the applicable insurer and (5) liens for repairs and tort claims not fully covered by such insurance, in the aggregate not to exceed $200,000, and the Bank shall have received a certificate of a duly authorized officer or attorney-in-fact of Ivy to such effect, (B) shall be duly registered in the name of Ivy under the laws of the Republic of Liberia, (C) shall be duly covered by insurance in compliance with the terms of the CLIPPER GOLDEN HIND Mortgage, and the Bank shall have received evidence of such coverage satisfactory to it, including a report or reports in reasonable detail by independent marine insurance brokers (who may be marine insurance brokers regularly employed by Ivy) with respect to the insurances maintained with respect to the CLIPPER GOLDEN HIND and its operation and the Bank shall be satisfied with such report or reports, and (D) shall have the highest classification and rating of an Approved Classification Society for vessels of the same age and type, as evidenced by a certificate of such classification society as to such classification and rating being in full force and effect without any outstanding recommendations or requirements other than those consented to, in writing, by the Bank.

                  (v) The CLIPPER HARMONY (A) shall be owned by Rapid free and clear of all liens, charges or other encumbrances except for (1) the CLIPPER HARMONY Mortgage, (2) liens for crew's wages remaining unpaid in accordance with reasonable commercial practices, (3) liens for the costs of fuel, supplies and other services furnished thereto in the ordinary course of business (none of the suppliers thereof having evidenced an intention to enforce any such lien), (4) liens for repairs and tort claims fully covered by insurance as to which coverage has been acknowledged by the applicable insurer and (5) liens for repairs and tort claims not fully covered by such insurance, in the aggregate not to exceed $200,000, and the Bank shall have received a certificate of a duly authorized officer or attorney-in-fact of Rapid to such effect, (B) shall be duly registered in the name of Rapid under the laws of the Republic of Panama, (C) shall be duly covered by insurance in compliance with the terms of the CLIPPER HARMONY Mortgage, and the Bank shall have received evidence of such coverage satisfactory to it, including a report or reports in reasonable detail by independent marine insurance brokers (who may be marine insurance brokers regularly employed by Rapid) with respect to the insurances maintained with respect to the CLIPPER HARMONY and its operation, and the Bank shall be satisfied with such report or reports, and (D) shall have the highest classification and rating of an Approved Classification Society for vessels of the same age and type, as evidenced by a certificate of such classification society as to such classification and rating being in full force and effect without any outstanding recommendations or requirements other than those consented to, in writing, by the Bank.

                  (vi) The CLIPPER PACIFIC (A) shall be owned by Topscale free and clear of all liens, charges or other encumbrances except (1) the CLIPPER PACIFIC Mortgage, (2) liens for crew's wages remaining unpaid in accordance with reasonable commercial practices, (3) liens for the costs of fuel, supplies and other services furnished thereto in the ordinary course of business (none of the suppliers thereof having evidenced an intention to enforce any such lien), (4) liens for repairs and tort claims fully covered by insurance as to which coverage has been acknowledged by the applicable insurer and (5) liens for repairs and tort claims not fully covered by such insurance, in the aggregate not to exceed $200,000, and the Bank shall have received a certificate of a duly authorized officer, director or attorney-in-fact of Topscale to such effect, (B) shall be duly registered in the name of Topscale under the laws of the Republic of Cyprus, (C) shall be duly covered by insurance in compliance with the terms of the CLIPPER PACIFIC Mortgage, and the Bank shall have received evidence of such coverage satisfactory to it, including a report or reports in reasonable detail by independent marine insurance brokers (who may be marine insurance brokers regularly employed by Topscale) with respect to the insurances maintained with respect to the CLIPPER PACIFIC and its operation, and the Bank shall be satisfied with such report or reports, and (D) shall have the highest classification and rating of an Approved Classification Society for vessels of the same age and type, as evidenced by a certificate of such classification society as to such classification and rating being in full force and effect without any outstanding recommendations or requirements other than those consented to, in writing, by the Bank.

                  (vii) The MONICA MARISSA (A) shall be owned by Oakmont free and clear of any liens, charges or other encumbrances except for (1) the MONICA MARISSA Mortgage, (2) liens for crew's wages remaining unpaid in accordance with reasonable commercial practices, (3) liens for the costs of fuel, supplies and other services furnished thereto in the ordinary course of business (none of the suppliers thereof having evidenced an intention to enforce any such lien), (4) liens for repairs and tort claims fully covered by insurance as to which coverage has been acknowledged by the applicable insurer and (5) liens for repairs and tort claims not so fully covered by such insurance, in the aggregate not to exceed $200,000, and the Bank shall have received a certificate of a duly authorized officer or attorney-in-fact of Oakmont to such effect, (B) shall be duly registered in the name of Oakmont under the laws of the Republic of Panama, (C) shall be duly covered by insurance in compliance with the terms of the MONICA MARISSA Mortgage and the Bank shall have received evidence of such coverage satisfactory to it, including a report or reports in reasonable detail by independent marine insurance brokers (who may be marine insurance brokers regularly employed by Oakmont) with respect to the insurances maintained with respect to the MONICA MARISSA and its operation, and the Bank shall be satisfied with such report or reports, and (D) shall have the highest classification and rating of an Approved Classification Society for vessels of the same age and type, as certified by a certificate of such classification society as to such classification and rating being in full force and effect without any outstanding recommendations or requirements other than those consented to, in writing, by the Bank.

                  (viii) Each of the CLIPPER ATLANTIC Mortgage and the CLIPPER PACIFIC Mortgage shall have been duly executed, delivered and recorded and arrangements satisfactory to the Bank shall have been made with special Cypriot counsel referred to in subparagraph (xvii) of this subsection (a) of this Section 5 for the filing within 42 days of the execution thereof with the Registrar of Companies in Nicosia, Cyprus of a certified copy of each of the CLIPPER ATLANTIC Mortgage and the CLIPPER PACIFIC Mortgage, and all other actions required to be taken shall have been taken so as to constitute each of the CLIPPER ATLANTIC Mortgage and the CLIPPER PACIFIC Mortgage a statutory first mortgage lien on the CLIPPER ATLANTIC or the CLIPPER PACIFIC, as the case may be, under the laws of the Republic of Cyprus and so that each of such mortgages shall qualify as a preferred mortgage under Chapter 313 of Title 46 of the United States Code (46 U.S.C.
         ss.31301 ET SEQ.).

                  (ix) Each of the CLIPPER HARMONY Mortgage and the MONICA MARISSA Mortgage shall have been duly executed, delivered and provisionally recorded and arrangements satisfactory to the Bank shall have been made with special Panamanian counsel referred to in subparagraph (xvii) of this subsection (a) of this Section 5 for the permanent recordation thereof with the appropriate Panamanian authorities and all other actions required to be taken shall have been taken so as to constitute each of such mortgages a first naval mortgage lien on the CLIPPER HARMONY or the MONICA MARISSA, as the case may be, under the laws of the Republic of Panama and so that each of such mortgages shall qualify as a preferred mortgage under Chapter 313 of Title 46 of the United States Code (46 U.S.C. ss.31301 ET SEQ.).

                  (x) The CLIPPER GOLDEN HIND Mortgage shall have been duly executed, delivered and recorded and all other actions required to be taken shall have been taken so as to constitute the CLIPPER GOLDEN HIND Mortgage a first preferred mortgage lien on the CLIPPER GOLDEN HIND under the laws of the Republic of Liberia and so that the CLIPPER GOLDEN HIND Mortgage shall qualify as a preferred mortgage under Chapter 313 of Title 46 of the United States Code (46 U.S.C.ss.31301 ET SEQ.).

                  (xi) Each of this Agreement, the Note, the Collateral Agency and Intercreditor Agreement, the Initial Guaranty, the CLIPPER ATLANTIC Insurances Assignment, the CLIPPER GOLDEN HIND Insurances Assignment, the CLIPPER HARMONY Insurances Assignment, the CLIPPER PACIFIC Insurances Assignment and the MONICA MARISSA Insurances Assignment shall have been duly executed and delivered and shall be in full force and effect and arrangements satisfactory to the Bank shall have been made with special Cypriot counsel referred to in subparagraph (xvii) of this subsection (a) of this Section 5 for the filing within 42 days of execution thereof with the Registrar of Companies in Nicosia, Cyprus of a certified copy of the CLIPPER ATLANTIC Insurances Assignment and the CLIPPER PACIFIC Insurances Assignment.

                  (xii) The Bank shall have received evidence satisfactory to it that $100,000,000 of Senior Secured Notes have been issued under terms and conditions satisfactory to the Bank in all respects.

                  (xiii) The Bank shall have received payment in full of the fees and expenses due to the Bank on or prior to the date thereof, including, without limitation, the financing fee due under Section 3(g).

                  (xiv) No material adverse change shall have occurred and be continuing in the business, operations or financial condition of the Company or any of the Initial Guarantors since the date of the last financial statements of the Company and its subsidiaries heretofore delivered to the Bank which in the reasonable opinion of the Bank, if not remedied, would prevent or materially impair the ability of the Company or any of the Initial Guarantors to comply with any of their respective material obligations under this Agreement, under the Note or under any of the Collateral Documents.

                  (xv) The Bank shall have received (A) a Drawdown Notice, (B) certified copies of all corporate action taken by the Company and by each of the Initial Guarantors to authorize the transactions herein contemplated and (C) such other documents as the Bank shall reasonably request, and all instruments and proceedings incident to the making of such Loan shall be satisfactory in form and substance to the Bank.

                  (xvi) All corporate proceedings and all other legal matters (including the form and sufficiency of documents) incident to the making of such Loan shall have been found satisfactory by Messrs. Seward & Kissel, special counsel for the Bank.

                  (xvii) The Bank shall have received from Messrs. Thacher, Profitt & Wood, counsel for the Company and the Initial Guarantors, from Messrs. Maples and Calder, special Cayman Islands Counsel, from Messrs. Patton Moreno & Asvat, special Panamanian counsel, and from Andreas Demetriades Law Offices, special Cypriot counsel, favorable opinions, satisfactory in scope, form and substance to the Bank and its counsel, as to all legal matters incident to the making of such Loan, including, but not limited to, (A) the due organization, existence and good standing of the Company and of each of the Initial Guarantors, (B) the corporate power, authority and legal right of the Company and of each of the Initial Guarantors to execute, deliver and perform their respective obligations under this Agreement and under each of the documents referred to herein to which such corporation is a party, (C) the due authorization of all acts and things to be done by the Company and by each of the Initial Guarantors in connection with the transactions hereby contemplated, (D) the due execution and delivery and the validity, binding effect and enforceability of this Agreement, the Note and those of the Collateral Documents being executed and delivered on the date of the making of such Loan, (E) the due registration of the CLIPPER ATLANTIC and the title thereto of Conifer, subject to no liens or other encumbrances of record, except the CLIPPER ATLANTIC Mortgage, (F) the status of the CLIPPER ATLANTIC Mortgage as a valid and perfected statutory first mortgage lien on the CLIPPER ATLANTIC under the laws of the Republic of Cyprus, (G) the due registration of the CLIPPER GOLDEN HIND and the title thereto of Ivy, subject to no liens or other encumbrances of record, except the CLIPPER GOLDEN HIND Mortgage, (H) the status of the CLIPPER GOLDEN HIND Mortgage as a valid and perfected first preferred mortgage lien on the CLIPPER GOLDEN HIND under the laws of the Republic of Liberia, (I) the due registration of the CLIPPER HARMONY and the title thereto of Topscale, subject to no liens or other encumbrances of record, except the CLIPPER HARMONY Mortgage, (J) the status of the CLIPPER HARMONY Mortgage as a valid and perfected first naval mortgage lien on the CLIPPER HARMONY under the laws of the Republic of Panama, (K) the due registration of the CLIPPER PACIFIC and the title thereto of Rapid, subject to no liens or other encumbrances of record, except the CLIPPER PACIFIC Mortgage, (L) the status of the CLIPPER PACIFIC Mortgage as a valid and perfected statutory first mortgage lien on the CLIPPER PACIFIC under the laws of the Republic of Cyprus, (M) the due registration of the MONICA MARISSA and the title thereto of Oakmont, subject to no liens or other encumbrances of record, except the MONICA MARISSA Mortgage and (N) the status of the MONICA MARISSA Mortgage as a valid and perfected first naval mortgage lien on the MONICA MARISSA under the laws of the Republic of Panama.

                  (b) The obligation of the Bank to make any other Loan available to the Company hereunder shall be subject to receipt by the Bank of a Drawdown Notice and to the matters certified therein being true as of the date of the making of such Loan.

                  6.       REPAYMENT, PREPAYMENT AND REDUCTION OF FACILITY

                  (a) Each Loan may be repaid at any time and from time to time (in multiples of $100,000) on not less than two Business Days' notice to the Bank (which notice shall be irrevocable) specifying the amount and date of repayment and must be paid on or before the Final Payment Date.

                  (b) In the event of a sale or Total Loss of any of the Vessels and the proceeds from such sale or Total Loss are required pursuant to the terms of the Indenture to prepay a portion of the Senior Secured Notes, if the Company, at its option, uses any portion of the net cash proceeds of a public equity offering to prepay a portion of the Senior Secured Notes or the Company is required to redeem a portion of the principal amount due under the Senior Secured Notes from amounts on deposit in the Escrow Account (as such term is utilized in the Offering Circular) then, in any such case, such proceeds or amounts on deposit in the Escrow Account, as the case may be, shall be utilized on a pro rata basis to prepay the Senior Secured Notes and to repay the outstanding Loans (any amount so repaid not to be available for further borrowings) hereunder and/or permanently reduce the amount then available for additional Loans under Section 3(a), Company's option.

                  (c) In the event of any repayment under subsection (a) of this Section or any prepayment under subsection (b) of this Section, under Section 9 or under the terms of any of the Collateral Documents, the Company shall include with such repayment of prepayment interest on the amount repaid or prepaid to the date of such repayment or prepayment and shall also hold the Bank harmless for the amount of any loss of interest or other costs incurred by the Bank in respect of such repayment or prepayment for the balance of the applicable Interest Period or Periods in effect with respect to the amount repaid or prepaid.

                  (d) The Company shall have the right, at any time and from time to time, upon giving to the Bank not less than three Business Days' prior written notice (which notice shall be irrevocable) to terminate in whole, or permanently reduce the available unused portion of, the line of credit established under Section 3(a); provided, however, that each partial reduction shall be in a minimum amount of $250,000.

                  7.       INTEREST

                  (a) The Loans shall bear interest for each day on the principal amounts thereof from time to time outstanding from the date of the making of the initial Loan hereunder until the Final Payment Date, at the Applicable Rate, which shall be the rate per annum which is equal to LIBOR for the applicable Interest Period, plus 1-1/2% (the "Margin").

                  (b) Any payment with respect to the Loans not paid when due, whether on the Final Payment Date, by acceleration or otherwise, shall bear interest thereafter at a rate per annum equal to the Applicable Rate in effect with respect to such payment at the time of such default, plus

2% (the "Default Rate"), or, if the Bank so elects, in its sole option, the Default Rate shall be the Alternate Base Rate, plus 2%.

                  (c) The Company may select an applicable interest period or periods of 1, 3 and 6 months (or such other duration as shall be mutually acceptable to the Company and the Bank) (each an "Interest Period"), provided, however, that no Interest Period may extend beyond the Final Payment Date. The Company shall give the Bank an Interest Notice at least three Business Days prior to the end of any then existing Interest Period, which Interest Notice shall set forth the Interest Period or Periods selected. If at the end of any then existing Interest Period, the Company fails to give an Interest Notice as provided in the preceding sentence, the following Interest Period shall have a duration of the lesser of (i) 3 months and (ii) the number of days remaining until the Final Payment Date. The Company's right to select an Interest Period shall be further subject to the restriction that no selection of an Interest Period shall be effective unless the Bank is satisfied that the necessary funds will be available to the Bank for such period and the Bank is satisfied that no Event of Default or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default shall have occurred and be continuing.

                  (d) The Company covenants and agrees that it will pay interest on each of the Loans (each an "Interest Payment Date") on the last day of each Interest Period and, if any Interest Period exceeds three months, also on each three month anniversary of the date of the commencement of such Interest Period. In each case, interest shall be payable on each Interest Payment Date only on the portion of the Loans covered by such Interest Period and/or Periods and/or covered by such Interest Period and/or Periods having a duration in excess of three months.

                  (e) Interest shall be computed on the actual number of days elapsed on the basis of a 360 day year.

                  (f) Nothing contained in this Agreement or in the Note shall require the Company to pay interest at a rate exceeding the maximum rate permitted by applicable law. If the interest payable to the Bank on any Interest Payment Date shall exceed the maximum permissible amount, it shall be automatically reduced to the maximum permissible amount, and interest for any subsequent period, to the extent less than that permitted by applicable law, shall, to that extent, be increased by the amount of such reduction.

                  8.       PAYMENTS

                  All payments of the principal, interest and other amounts payable upon or in respect of the Loans shall be made to the Bank, in immediately available funds, at its office at One Wall Street, New York, New York 10286, Attention: Marine Transportation Division, for the account of the designated lending office, or at such other office of the Bank as the Bank shall direct. Whenever any payment to be made hereunder or under the Note shall be due on a day other than a Business Day (unless the next succeeding Business Day falls in the next calendar month, in which event such payment shall be made on the next preceding Business Day), such payment may be made on the next succeeding Business Day and any extension of time shall be included in computing interest with respect to such payment. All payments shall be made without set-off or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature heretofore or hereafter imposed by any governmental authority or by any political subdivision thereof or taxing authority therein, unless the Company is compelled by law to make such deduction or withholding. In the event that any such obligation is imposed upon the Company, the Company will pay to the Bank such additional amount as may be necessary to enable the Bank to receive the same net amount (after taking into account any credit, repayment, relief or rebate in respect of taxation by the taxing authority imposing any such tax or duty which the Bank may be entitled to claim, as reasonably determined by the Bank, arising directly or indirectly as a result of any such deduction as aforesaid) which the Bank would have received if no such obligation had been imposed; provided that the foregoing provisions of this sentence shall not apply in the case of amounts deducted from interest in respect of taxes charged upon or by reference to the income, profits or gains of the Bank and imposed by the United States of America or the State or City of New York. The Company agrees that it will pay and save the Bank harmless from all liabilities with respect to or resulting from any delay or omission to pay any such tax, levy, impost, duty, charge or fee or to make any such deduction or withholding required by law. The obligations of the Company under this Section 8 shall survive the termination of this Agreement and the repayment in full of the Loans.

                  9.       ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC.

                  (a) In the event that by reason of any change in any applicable law, regulation or regulatory requirement or in the interpretation thereof the Bank has a reasonable basis to conclude that it has become unlawful for the Bank to maintain or give effect to its obligations as contemplated by this Agreement, the Bank shall inform the Company to that effect whereafter the Company shall be required to prepay immediately the then outstanding Loans. In any such event, but without prejudice to the aforesaid obligation of the Company to prepay the outstanding Loans, the Company and the Bank shall negotiate in good faith with a view to agreeing on terms for making the Loans available from another jurisdiction or otherwise restructuring the Loans on a basis which is not unlawful.

                  (b) If after the date of this Agreement any change in applicable law, regulation, directive or request (whether or not having the force of law) or in the interpretation thereof by any governmental authority charged with the administration thereof shall (i) subject the Bank to any taxes imposed by any jurisdiction on the debt acquisition of a foreign obligor, (ii) materially change the basis of taxation of payments of principal of or interest on the Loans (except for taxes charged in respect of or by reference to the income, profits or gains of the Bank and imposed by the United States of America or the State or City of New York), (iii) impose or increase or render applicable any official reserve, special deposit, assessment, capital adequacy or other requirements against foreign assets held by or deposits in or for the account of or loans or commitments to make loans by an office of the Bank or (iv) impose on the Bank any other condition or requirement with respect to this Agreement or the Note, the result of which is (A) to increase by an amount deemed material by the Bank the cost to the Bank of making or carrying the Loans, (B) to reduce the amount of any payment (whether principal, interest or otherwise) received or receivable by the Bank hereunder or under the Note by an amount deemed material by the Bank or (C) to otherwise reduce the rate of return to the Bank by an amount deemed material by the Bank then the Company, upon receipt of notice from the Bank of such change in law, regulation, directive, request or interpretation and a demand by the Bank arising therefrom, will pay to the Bank, in lawful money of the United States of America, an amount or amounts (in addition to the principal and interest payable hereunder and under the Note) sufficient to compensate the Bank for the additional cost or reduction which the Bank incurs or suffers subsequent to the date of receipt of such notice by the Company by virtue of such change in applicable law, regulation, directive, request or interpretation. A certificate signed by an officer of the Bank setting forth the additional amount or amounts required, submitted to the Company, shall be conclusive evidence thereof. The obligations of the Company under this Section 9(b) shall survive the termination of this Agreement and the repayment in full of the Loans.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or in the Note, if the Bank shall determine that, by reason of circumstances affecting the London interbank market generally, adequate and reasonable means do not and will not exist for ascertaining the Applicable Rate for any Interest Period, the Bank shall give notice of such determination to the Company. The Company and the Bank shall then negotiate in good faith in order to agree upon a mutually agreeable basis for funding the Loan or Loans in question and/or for determining the interest rate and/or Interest Period(s) to be substituted for those which would otherwise have applied under this Agreement. If the Company and the Bank are unable to agree upon such a substituted funding base, interest rate and/or Interest Period(s) within 30 days of the giving of such notice, the Company shall repay the Loans, or the relevant portion hereof, as the case may be, to the Bank immediately; provided, however, that if the Company fails to make such repayment, the Bank shall determine a funding basis, set an interest rate and/or set an Interest Period(s), as the case may be, all to take effect from the expiration of the relevant Interest Period(s) in effect at the date of said determination notice, which rate shall be equal to the aggregate of the Margin and the cost to the Bank of funding the relevant Loan or Loans.

                  10.      AFFIRMATIVE COVENANTS

                  From the date hereof and until payment in full of the obligations of the Company to the Bank under this Agreement and under the Note, the Company will:

                  (a) MAINTENANCE OF EXISTENCE. At all times maintain its corporate existence and right to carry on business and do or cause to be done all things necessary to preserve the Collateral Property and keep in full force and effect each of the Collateral Documents.

                  (b) PERFORM AGREEMENTS. Observe and perform all the agreements and conditions on its part to be observed and performed under this Agreement and under the Note.

                  (c) MAINTENANCE OF BOOKS, RECORDS, PROVIDING OF FINANCIAL STATEMENTS, ETC. Keep proper books of record and account into which full and correct entries shall be made, in accordance with GAAP consistently applied throughout the period during which this Agreement is in effect, and will furnish, or cause to be furnished, to the Bank, at the sole expense of the
Company:

                  (i) within 120 days after the end of each fiscal year of the Company (A) a consolidated balance sheet as at the end of such fiscal year of the Company and of each of its vessel owning affiliates and (B) consolidated statements of income and retained earnings of the Company and each of its vessel owning affiliates for such fiscal year, setting forth in each case in comparative form the corresponding figures as at the end of and for the previous fiscal year all in reasonable detail, unaudited, but certified as correct by a chief financial officer of the Company to the best of his knowledge and belief;

                  (ii) within 60 days after the end of each fiscal quarter of the Company (A) a consolidated balance sheet as at the end of such quarter of the Company and each of its vessel owning affiliates and (B) consolidated statements of income and retained earnings of the Company and each of its vessel owning affiliates for such quarter, unaudited, but certified as correct by a chief financial officer of the Company to the best of his knowledge and belief;

                  (iii) concurrently with each delivery of financial statements pursuant to subparagraphs (i) and (ii) of this subsection, a certificate of a principal executive officer of the Company, in form and substance satisfactory to the Bank, stating that he has reviewed the provisions of this Agreement, of the Note and of the Collateral Documents and the performance or observance thereof and either stating that to his knowledge no event has occurred and no condition exists which constitutes or with the giving of notice or lapse of time, or both, would constitute an Event of Default or if any such event has occurred or condition exists, specifying the nature and period of existence of such event or condition of which he has knowledge and what action the Company is taking or proposes to take with respect thereto;

                  (iv) promptly upon the occurrence thereof, notice from the principal executive officer of the Company of the occurrence of any condition or event which constitutes an Event of Default or which, with the giving of notice or lapse of time, or both, would constitute an Event of Default specifying in such notice the nature and period of such condition or event and what action the Company is taking or proposes to take with respect thereto;

                  (v) promptly upon the institution thereof, notice from the Company of any material litigation against, or investigation by any public regulatory body or commission involving, the Company or any of the Guarantors and, promptly upon the request of the Company, an opinion of counsel as to the nature thereof and the extent of the potential liability, if any, of the Company and/or any of the Guarantors, as the case may be, in relation to the subject matter thereof; and

                  (vi) with reasonable promptness, such other information respecting its business, assets, financial condition and the results of operations of the Company and the Guarantors as the Bank may from time to time reasonably request, including, without limitation, all reports (including all annual reports on Form 20-F and all 6-K reports) filed by the Company with the United States Securities and Exchange Commission, Vessel employment information, lists of operating expenses, lists of all vessels owned or on order by the Company or by any of its affiliates and statements as to total indebtedness of the Company and its vessel owning affiliates.

                  (d) INSPECTION OF PROPERTY, BOOKS AND RECORDS. Allow any representative or representatives designated by the Bank, subject to applicable laws and regulations, to visit and inspect any of the properties of the Company and, on request, to examine the books of account, records, reports and other papers thereof (and to make copies thereof and to take extracts therefrom) and to discuss the affairs, finances and accounts thereof with its officers and executive employees all at such reasonable times and as often as the Bank reasonably requests.

                  (e) PAYMENT OF TAXES. Pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or property, prior to the date upon which penalties attach thereto; PROVIDED, HOWEVER, that it shall not be required to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge or levy so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and it shall set aside on its books adequate reserves with respect thereto, and so long as such deferment in payment shall not subject any of the Vessels to forfeiture or loss.

                  (f) NOTICE OF ACTIONS, SUITS, PROCEEDINGS AND ENVIRONMENTAL
CLAIMS:

                  (i) within 10 days after the commencement thereof, notify the Bank in writing of any actions, suits or proceedings (in arbitration or otherwise) commenced against the Company or any of the Guarantors at law, in equity, in admiralty or before any governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, which involves the possibility of any judgment or liability, not fully covered by insurance as to which coverage has been acknowledged by the appropriate insurers, in excess of $200,000 or which may result in any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of any thereof;

                  (ii) within 5 Business Days after the occurrence of any of the following conditions, provide the Bank with a certificate of an authorized officer of the Company, and/or the affected Guarantor or Guarantors, as the case may be, specifying in detail the nature of such condition and its or their proposed response thereto: (A) the receipt by the Company or any of the Guarantors of any Environmental Claim, if such Environmental Claim could reasonably be expected to have a material adverse effect upon the business, operations, properties, assets or condition, financial or otherwise, of any thereof or upon the ability of any thereof to perform, or of the Bank or the Collateral Agent to enforce, the obligations of any thereof to the Bank hereunder, under the Note or under any of the Collateral Documents to which such corporation is a party, (B) the Company or any of the Guarantors shall obtain actual knowledge that there exists any Environmental Claim pending, threatened or reasonably likely against any thereof, which individually or in the aggregate could reasonably be expected to have a material adverse effect upon the business, operations, properties, assets or condition, financial or otherwise, of any thereof or upon the ability of any thereof to perform, or of the Bank or the Collateral Agent to enforce, the obligations of any thereof to the Bank hereunder, under the Note or under any of the Collateral Documents to which such corporation is a party, or (C) any release, emission, discharge or disposal of any Material of Environmental Concern that could form the basis of any Environmental Claim against the Company or any of the Guarantors relating to any of the Collateral Property, if such Environmental Claim could reasonably be expected to have a material adverse effect upon the business, operations, properties, assets or condition, financial or otherwise, of any thereof or upon the ability of any thereof to perform, or of the Bank or the Collateral Agent to enforce, the obligations of any thereof to the Bank hereunder, under the

         Note or under any of the Collateral Documents to which such corporation is a party. Upon the written request of the Bank, the Company, and/or the affected Guarantor or Guarantors, as the case may be, will submit to the Bank at reasonable intervals a report providing an update of the status of any issue or claim identified in any notice or certificate required pursuant to this subsection.

                  (g) COMPLIANCE WITH ISM CODE. Procure that the Guarantors and the Manager comply with, and insure that the Vessels when mortgaged to the Collateral Agent will comply with, the requirements of the ISM Code within the time periods prescribed thereby, including, without limitation, the maintenance and renewal of valid certificates pursuant thereto and will immediately inform the Bank if there is a threatened or actual withdrawal of any Guarantor's and/or the Manager's DOC or the SMC in respect of any Vessel mortgaged to the Trustee or if notification has been received that any Guarantor's or the Manager's application for a DOC or SMC has been refused.

                  (h) MANAGEMENT OF THE VESSELS. Cause each of the Vessels when mortgaged to the Collateral Agent to be managed and operated by Millenium Management, Inc., a company organized and existing under the laws of the Cayman Islands, or by another entity satisfactory to the Bank (the "Manager").

                  (i) CONFIRMATION OF CLASS CERTIFICATES. If requested by the Bank, furnish, or cause to be furnished, to the Bank a confirmation of class certificate covering each of the Vessels mortgaged to the Collateral Agent.

                  (j) MAINTENANCE OF PROPERTIES. Maintain and keep all properties used or useful in the conduct of its business in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals and replacements thereof so that the business carried on in connection therewith and every portion thereof may be properly and advantageously conducted at all times.

                  (k) PAYMENT OF INDEBTEDNESS. Pay, or cause to be paid, the principal of, and premium, if any, and interest on, any indebtedness thereof for borrowed monies at the times and in the manner specified in the agreements regarding such indebtedness.

                  (l) COMPLIANCE WITH AGREEMENTS. Make all payments and comply with all other terms, conditions and provisions on its part to be performed under, and will not allow any default to exist or any right of termination to accrue under, this Agreement, the Note, any of the Collateral Documents or any other agreement to which it shall be a party or by which it may be bound.

                  (m) OPERATING ACCOUNTS. Cause the operating accounts for each of the Vessels mortgaged to the Collateral Agent to be maintained with the Bank.

                  (n) ADDRESSING THE YEAR 2000 ISSUE. The Company shall take and shall cause each of the Guarantors to take all necessary action to complete in all material respects the reprogramming of computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Company and the Guarantors or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such systems of the Company and the Guarantors interface) required as a result of the Year 2000 Issue to permit the proper functioning of such computer systems and other equipment and the testing of such systems and equipment, as so reprogrammed. At the request of the Bank, the Company shall provide, and shall cause the Guarantors to provide, the Bank reasonable assurance of its compliance with the preceding sentence.

                  (o) COMPLIANCE WITH OBLIGATIONS. Use its reasonable best commercial efforts to cause all parties to the Collateral Documents to comply with their obligations thereunder.

                  (p) ADDITIONAL GUARANTIES, ETC. Cause each wholly-owned subsidiary of the Company which acquires an Additional Vessel subsequent to the date hereof (i) to execute and deliver to the Bank a Guaranty and a Consent and Agreement to this Agreement in the form of the Consent and Agreement attached hereto and (ii) to execute and deliver to the Collateral Agent a first mortgage and an assignment of insurances covering such Additional Vessel.

                  11.      NEGATIVE COVENANTS.

                  From the date hereof and until payment in full of the obligations of the Company to the Bank under this Agreement and under the Note, the Company will not, without the prior written consent of the Bank:

                  (a) INDEBTEDNESS. Create, assume, incur or become or be or remain liable, directly or indirectly, in respect of any indebtedness except:

                  (i) indebtedness to the Bank evidenced by the Note or otherwise incurred under or in connection with this Agreement or any of the Collateral Documents;

                  (ii)     indebtedness evidenced by the Senior Secured Notes;

                  (iii) current indebtedness or obligations (other than indebtedness for borrowed monies) incurred in the normal course of its business so long as the relevant creditors have evidenced no intention to enforce any of their rights against the Company if such enforcement could have a material adverse effect on the business, operations or financial condition of the Company; and

                  (iv) any other indebtedness to the extent permitted by the Indenture.

                  (b) GUARANTIES, ETC. Directly or indirectly assume, guaranty, endorse or become liable on the obligation of any person, firm or corporation, or suffer to exist any such assumption, guaranty, endorsement or liability, except in favor of the Bank or as otherwise permitted by the Indenture.

                  (c) LIENS, ETC. Create, assume or incur, or suffer to be created, assumed or incurred or to exist, any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of any of its properties, whether heretofore or hereafter acquired, except for (i)

Permitted Liens and (ii) mortgages, liens, pledges, charges or other security interests or encumbrances in favor of the Bank or expressly provided for herein or in the documents referred to herein.

                  (d) CONSOLIDATION, MERGER OR SALE OF ASSETS. Consolidate with or merge into any other corporation or sell, lease or transfer or otherwise dispose of all or any substantial portion of its assets or any shares of capital stock of any Guarantor, except as otherwise permitted by the Indenture.

                  (e) DIVIDENDS. Declare or pay any dividend of any kind or make any purchase or redemption of or distribution on any of its stock, except that so long as no Event of Default has occurred and is continuing, it may at any time pay dividends in an amount not to exceed in the aggregate 50% of the consolidated cumulative net income of the Company and its subsidiaries from the beginning of the Company's fiscal quarter commencing immediately after the issuance of the Senior Secured Notes to the end of the Company's most recent fiscal quarter for which internal financial statements are available and have been delivered to the Bank, but only so long as the Company is permitted to make Restricted Payments under the Indenture.

                  (f) LOANS OR ADVANCES. Make or suffer to exist any loan, advance or extension of credit to any person, firm or corporation, by loan, guaranty or otherwise, except for advances in the normal course of its business or as otherwise permitted under the Indenture.

                  (g) INVESTMENTS. Make or suffer to exist any investment in any person, firm or corporation, whether by acquisition of stock or indebtedness, except as permitted by the Indenture.

                  (h) ENGAGEMENT IN BUSINESS. Engage in any business other than the Shipping Business.

                  (i) SALE/LEASEBACK TRANSACTIONS. Enter into any Sale/Leaseback Transaction, except to the extent permitted by the Indenture.

                  12.      OPERATING ACCOUNTS

                  The Company agrees to cause to be opened with the Bank on or prior to the date of the making of the initial Loan under Section 3(a) one or more special accounts (collectively the "Operating Account") into which all earnings of the Vessels when mortgaged to the Collateral Agent shall be deposited.

                  13.      APPLICATION OF FUNDS

                  All monies received by or on behalf of the Bank in respect of any of the Collateral Property shall be applied as follows:

                  (a) So long as no Event of Default shall have occurred and be continuing the Bank (subject to applicable provisions of any of the Collateral Documents and to subparagraph (b) of Section 5) may deduct from such monies received sums sufficient to pay, or reimburse itself for its payment of, any expenses incurred by it hereunder or in connection herewith and the balance of such monies shall be available to the Company for any business purpose whatsoever consistent with the terms of this Agreement.

                  (b) If and so long as an Event of Default shall have occurred and be continuing the Bank shall, in its sole discretion, either apply such monies as provided in subparagraph (i) of this subsection or apply such monies (subject to applicable provisions of any of the Collateral Documents and to subparagraph (b) of Section 5), (i) to the payment of the Bank's costs and expenses incurred in the protection of its rights hereunder, under the Note or under any of the Collateral Documents, including, but not by way of limitation, reasonable compensation and expenses for the Bank, its agents and attorneys and court costs and other expenses incurred or made by the Bank or its agents or attorneys in exercising any trust or power hereunder or in collecting said monies, (ii) to the payment of all interest then due on the Note, (iii) to the payment of all amounts of principal of the Note, whether or not then due and payable, (iv) to the payment of any other obligations of the Company, to the Bank and (v) the remainder, if any, shall be remitted to, or upon the order of, the Company or to whomsoever may be entitled thereto.

                  14.      EVENTS OF DEFAULT AND REMEDIES

                  The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) Any principal of or interest on the Note shall not be paid when due.

                  (b) Any fee or other amount payable hereunder, under the Note or under any of the Collateral Documents shall not be paid when due and such default shall continue unremedied for more than 10 days after written notice thereof from the Bank.

                  (c) Any representation or warranty made by the Company herein or by the Company or any of the Guarantors in any certificate delivered pursuant hereto or in any of the Collateral Documents proves to have been untrue or misleading in any material respect as at the date as of which made.

                  (d) The Company shall default in the performance or observance of any covenant or condition contained in Sections 11 or 15(c) and (j) or shall default in the performance or observance of any covenant or condition contained in Section 10 and such default under Section 10 continue unremedied for a period of 14 days.

                  (e) Any of the Guarantors shall default in the performance or observance of any covenant or condition contained in Sections 4 or 5 of its Guaranty or shall attempt to repudiate, rescind, limit or annul any of its obligations under its Guaranty or any Guaranty shall be declared to be, or shall become, null and void.

                  (f) The Company or any of the Guarantors shall default in the performance or compliance with any other covenant or condition contained in this Agreement, in the Note or in any of the Collateral Documents and such default shall continue unremedied for more than 30 days after written notice thereof from the Bank.

                  (g) A default shall occur and be continuing under any of the Mortgages or any legislation, decree or regulation is enacted or promulgated the effect of which is to repudiate, rescind, limit or annul any of the Mortgages unless the Company, within a period of 30 days after such enactment or promulgation, shall have obtained a waiver or other relief satisfactory to the Bank from such legislation, decree or regulation or shall have restructured such Mortgage or Mortgages on terms and conditions satisfactory to the Bank in a manner which would not be illegal and which would avoid any such repudiation, rescission, limitation or annulment.

                  (h) An Event of Default shall have occurred and be continuing under the Indenture.

                  (i) The capital stock of the Company, or any portion thereof, shall be pledged to any person or shall otherwise be encumbered or, without the prior written consent of the Bank, there shall occur a Change in Control of the Company.

                  (j) Contemporaneously with the acquisition by a Guarantor of a Committed Vessel or an Additional Vessel, such Vessel shall not have been mortgaged to the Collateral Agent and its insurances assigned to the Collateral Agent as security for the obligations of such Guarantor to the Bank under its Guaranty.

                  (k) The Company or any of its affiliates shall default in the payment when due (subject to any applicable grace period) of any indebtedness for borrowed monies, whether directly incurred or guaranteed, and whether at maturity or at any other time if, in such latter event, such indebtedness is, or by reason of such default is subject to being, accelerated, and such default shall continue unremedied for a period of 7 days after written notice of such default from the Bank to the Company, unless such default is being contested in good faith and by appropriate proceedings or other acts and there are set aside on its books adequate reserves with respect thereto.

                  (l) A material adverse change shall occur in the business, operations or financial condition of the Company or any of the Guarantors which, in the reasonable opinion of the Bank, if not remedied, would prevent or materially impair the ability of the Company or any of the Guarantors to perform their respective material obligations under this Agreement, under the Note and under any of the Collateral Documents, and such shall not have been remedied within 15 days after written notice thereof from the Bank.

                  (m) A judgment or order for the payment of money shall be entered against the Company or any of the Guarantors by any court, and such judgment or order shall continue undischarged, unstayed or unappealed for a period of 10 days in which the aggregate of all such judgments or orders exceeds $5,000,000.

                  (n) The Company or any of the Guarantors shall make an assignment for the benefit of creditors, become insolvent or be unable, or admit in writing its inability, to pay its debts as they mature, or shall file a petition in voluntary bankruptcy or a petition or answer or consent seeking reorganization or readjustment of indebtedness thereof under applicable bankruptcy laws now or hereafter existing, or shall consent to the appointment by a court of a receiver, administrator or trustee of the property thereof or of a substantial part of such property, or corporate action or other action shall be taken by any thereof for the purpose of effecting any of the foregoing.

                  (o) By order or decree of a court of competent jurisdiction the Company or any of the Guarantors shall be adjudicated a bankrupt or insolvent, or a petition for proceedings in bankruptcy or for the reorganization thereof or the readjustment of the indebtedness thereof under applicable bankruptcy laws now or hereafter existing shall be filed against any thereof and any thereof shall admit the material allegations thereof, such petition shall not have been dismissed within 60 days of its filing or an order, judgment or decree shall be made approving such petition or a receiver or trustee shall be appointed by a court for any thereof or the property of any thereof, or any part thereof, and shall remain in possession thereof for 60 days.

                  If an Event of Default shall have occurred and be continuing;

                  (x) The Bank's obligation to make Loans available hereunder shall cease and the Bank may, by giving notice to the Company, declare the unpaid principal amount of the Note and the interest accrued thereon to be immediately due and payable. Thereupon, such principal and interest and all other, if any, sums payable hereunder or in respect of the Note (if not already due and payable) shall forthwith become and be due and payable without further notice and without presentment for payment, demand, protest or notice of protest or other conditions precedent to the enforcement or collection thereof, all of which are hereby expressly waived by the Company and the Guarantors; provided that upon the happening of an event specified in subsections (n) and (o) of this
Section 14, the Note and all other amounts payable hereunder or under any of the Collateral Documents shall automatically be immediately due and payable without declaration and without presentment for payment, demand, protest or notice of protest.

                  (y) The Bank may proceed to protect and enforce its rights by action at law, suit in equity or in admiralty or other appropriate proceeding, whether for specific performance of any covenant contained in this Agreement, in the Note or in any of the Collateral Documents, or in aid of the exercise of any power granted herein or therein, or the Bank may proceed to enforce the payment of the Note when due or to enforce any other legal or equitable right of the Bank, or proceed to take any action authorized or permitted under the terms of any of the Collateral Documents or by applicable law for the collection of all sums due, or so declared due, on the Note, including, without limitation, the right to appropriate and hold, or apply (directly, by way of setoff or otherwise) to the payment of the obligations of the Company to the Bank hereunder, under the Note and/or under the Collateral Documents (whether or not then due), all monies and other amounts of the Company, or any thereof, then or thereafter in possession of the Bank, the balance of every deposit account (demand or time, matured or unmatured) of the Company, then or thereafter with the Bank and every other claim of the Company, then or thereafter against the Bank; and the Company will pay the Bank all costs and expenses of collection, including, without limitation, reasonable attorneys' fees, court costs and expenses.

                  (z) The Bank shall not be required to marshal any present or future security for, or guaranties of, the Loans, or to resort to any such security or guaranties in any particular order.

                  15.      SUNDRY PROVISIONS

                  (a) FURTHER ASSURANCES. The Company and each of the Initial Guarantors by its Consent and Agreement hereto jointly and severally agree that at any time and from time to time, upon the written request of the Bank, the Company and/or the Initial Guarantors, or any of them, will promptly and duly execute and deliver to the Bank and/or the Collateral Agent any and all further instruments and documents as the Bank may reasonably deem desirable in obtaining and perfecting the full benefits of this Agreement, of the Note and/or of any of the Collateral Documents and of the rights and powers granted herein and therein.

                  (b) NOTICES. All notices, requests and other communications pursuant to this Agreement shall be in writing, either by letter (if mailed, such letter to be registered or certified) or telecopy, addressed as follows:

                  If to the Company,

                  c/o      Maples and Calder
                           P.O. Box 309
                           South Church Street
                           George Town, Grand Cayman
                           Cayman Islands, British West Indies
                           Telecopy No. 345-949-8080

                  If to the Bank,

                           Marine Transportation Division
                           One Wall Street
                           New York, New York 10286
                           Telecopy No. 212-635-7512

or to such other address as the party to receive any such notice, request or other communication may have designated by written notice to the other party.

                  All periods of notice shall be measured from the date of delivery thereof, if delivered by hand or by courier service, or from the date of receipt thereof, if sent by certified or registered mail or by telecopy.

                  (c) FURTHER PANAMANIAN AND CYPRIOT COUNSEL OPINIONS. The Company agrees at its expense (i) to have Messrs. Patton Moreno & Asvat, special Panamanian counsel, deliver further opinions to the Bank within 120 days from the date hereof with respect to (A) the due and valid permanent recordation of the CLIPPER HARMONY Mortgage under Panamanian law, (B) the status of the CLIPPER HARMONY Mortgage as a valid and perfected first naval mortgage lien on the CLIPPER HARMONY under Panamanian law, (C) the due registration of the CLIPPER HARMONY and the title thereto of Rapid subject to no mortgage, lien or other encumbrance of record, except the CLIPPER HARMONY Mortgage, (D) the due and valid permanent recordation of the MONICA MARISSA Mortgage under Panamanian law,
(E) the status of the MONICA

MARISSA Mortgage as a valid and perfected first naval mortgage lien on the MONICA MARISSA under Panamanian law and (F) the due registration of the MONICA MARISSA and the title thereto of Oakmont subject to no mortgage, lien or other encumbrance of record, except the MONICA MARISSA Mortgage and (ii) to have Andreas Demetriades Law Offices, special Cypriot counsel, deliver a further opinion to the Bank as soon as each of the CLIPPER ATLANTIC Mortgage, the CLIPPER PACIFIC Mortgage, the CLIPPER ATLANTIC Insurances Assignment and the CLIPPER PACIFIC Insurances Assignment has been filed with the Registrar of Companies in Nicosia, Cyprus, such opinion to cover such matters as the Bank shall reasonably request.

                  (d) PAYMENT OF COSTS, EXPENSES, ETC. The Company agrees, whether or not the transactions hereby contemplated are consummated, on demand to pay, or reimburse the Bank for its payment of, the reasonable expenses of the Bank incident to said transactions (and in connection with any supplements, amendments, waivers or consents relating thereto or incurred in connection with the defense of any of the Bank's rights or remedies with respect thereto or in the preservation of the Bank's priorities under the documentation executed and delivered in connection therewith) including, without limitation, the reasonable fees and disbursements of the Bank's counsel in connection therewith, including special Cayman Islands, Panamanian and Cypriot counsel, any loss of interest on the Note or other costs incurred by the Bank occasioned by any delay in closing any of the Loans requested by the Company hereunder, all costs and expenses, if any, in connection with the enforcement of this Agreement, the Note and the other documents provided for herein and stamp and other similar taxes, if any, incident to the execution and delivery of the documents (including, without limitation, the Note) herein contemplated and to hold the Bank free and harmless in connection with any liability arising from the nonpayment of any such stamp or other similar taxes. Such taxes and, if any, interest and penalties related thereto as may become payable after the date hereof shall be paid immediately by the Company to the Bank when liability therefor is no longer contested by the Bank or reimbursed immediately by the Company to the Bank after payment thereof by the Bank (if the Bank, at its sole discretion, chooses to make such payment).

                  (e) SUCCESSORS AND ASSIGNS. This Agreement and the Consent and Agreement annexed hereto shall be binding upon the Company and the Initial Guarantors and their respective successors and assigns and shall be binding upon and inure to the benefit of the Bank and its successors and assigns; PROVIDED, HOWEVER, that neither the Company nor any of the Initial Guarantors may transfer any of their respective obligations or assign any of their respective rights hereunder or thereunder without the prior written consent of the Bank.

                  (f) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY, EFFECT AND PERFORMANCE WITHOUT ANY REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

                  (g) SUBMISSION TO JURISDICTION. The Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto jointly and severally agree that any legal action or proceeding brought by the Bank or on behalf of the Bank against any thereof hereunder, under the Note or under any of the Collateral Documents, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, as the plaintiff in such action or proceeding may elect, and by execution and delivery of this Agreement and such Consent and Agreement the Company and each of the Initial Guarantors jointly and severally submit to each such jurisdiction and agree that any summons or other process against any thereof may be served by registered mail addressed thereto at,

                           c/o  Kylco Maritime (USA), Inc.
                           645 Fifth Avenue
                           New York, New York  10022

The foregoing, however, shall not limit or impair the right of the Bank to bring any legal action or proceeding in any other appropriate jurisdiction or to effect service of process in any other manner which may be lawful in the jurisdiction in which any such legal action or proceeding may be brought.

                  (h) WAIVER OF TRIAL BY JURY. IT IS MUTUALLY AGREED BY AND BETWEEN THE COMPANY AND THE BANK THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTE OR ANY OF THE COLLATERAL DOCUMENTS.

                  (i) EXECUTION IN COUNTERPARTS. This Agreement and the Consent and Agreement annexed hereto may be executed in several counterparts with the same effect as if the parties executing such counterparts shall have all executed one agreement on the date hereof, each of which counterparts when executed and delivered shall be deemed to be an original and all of such counterparts together shall constitute this Agreement.

                  (j) VESSEL TRADING PROHIBITIONS. The Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto jointly and severally agree that none of the Vessels when mortgaged to the Collateral Agent will engage in any trade or business with any country or area which may expose the Bank to any penalty, fine, sanction or other liability, whether civil or criminal, under any applicable law, rule, treaty or convention, or engage in any trade or business which shall have been or may be declared to be illegal or which shall or may render any of such Vessels liable to confiscation, seizure, detention or destruction or which may render any of the Collateral Documents with respect to any of such Vessels liable to nullification. In the event that, for any reason, any of such Vessels has engaged, is engaging or is about to engage in any such trade or business, the Company and each of the Initial Guarantors shall, immediately upon acquiring knowledge thereof, give written notice thereof to the Bank. Upon receipt of such notice by the Bank or upon the Bank acquiring knowledge thereof from any source whatsoever, the Bank shall have the right to surrender its interest in such Vessel and the Company and the Initial Guarantors shall have the unconditional obligation to provide the Bank, simultaneously with such surrender, with other substitute security equivalent thereto in value, such equivalence to be determined by the Bank in its sole discretion prior to such substitution.

                  (k) ASSIGNMENTS AND PARTICIPATIONS BY THE BANK. It is understood and agreed that, with the prior written consent of the Company, which consent shall not be unreasonably withheld, the Bank may assign a portion of its rights hereunder, under the Note and under the Collateral

Documents to one or more banking or other financial institutions; provided, however, that without such consent it may assign its rights, or any portion thereof, hereunder, under the Note and under the Collateral Documents to any Federal Reserve Bank of the United States of America as collateral for the Bank's obligations thereto, and the Bank may, without such consent, also enter into one or more loan participation agreements with respect to this Agreement, the Note and the Collateral Documents with one or more participating banking or other financial institutions and each participant shall, with respect to its participation, be entitled to all of the rights of the Bank and may exercise any and all rights of set-off or banker's lien with respect thereto, in each case as fully as though the Company were directly indebted to the holder of such participation in the amount of such participation.

                  (l) SEVERABILITY. Any provision of this Agreement which is prohibited or is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. To the extent permitted by the laws of any such jurisdiction, the Company hereby waives any provisions of law which renders any provision hereof prohibited or unenforceable in any respect.

                  (m) INDEMNIFICATION. (i) The Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto jointly and severally agree to indemnify the Bank, its successors and assigns, and their respective officers, directors, employees, representatives and agents (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the repayment of the Loans) be imposed on, asserted against or incurred by, any Indemnitee as a result of, or arising out of or in any way related to or by reason of, (A) any violation by the Company or any of the Guarantors of any applicable Environmental Law, (B) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Company or any of the Guarantors (or, after foreclosure, by the Bank or its successors or assigns) and (C) the breach by the Company and/or any of the Guarantors of any representation or warranty set forth in Sections 2(y),
(w) or (x).

                  (ii) The Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto jointly and severally agree to indemnify each Indemnitee from and against any and all losses, claims, damages and liabilities, including without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto, to which any such Indemnitee may become subject arising out of or in connection with any claim, litigation, investigation or proceeding relating to (A) the Loans (including, the use of the proceeds of the Loans) or (B) the execution, delivery or performance of this Agreement, the Note or any of the other documents referred to herein or contemplated hereby (whether or not the Indemnitee is a party thereto); PROVIDED, HOWEVER, that the indemnification provided for in this subparagraph (ii) of this subsection (m) of this Section 15 shall not be available to an

         Indemnitee to the extent any loss, cost, damages, liability or expense subject to indemnification arises out of the gross negligence or willful misconduct of such Indemnitee.

                  (iii) If, and to the extent that, the obligations of the Company and/or the Initial Guarantors under this Section are unenforceable for any reason, the Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto jointly and severally agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  (iv) The obligations of the Company and each of the Initial Guarantors under this Section 15(m) shall survive the termination of this Agreement and the repayment of the Loans.

                  (n) INFORMATION DISCLOSURE. The Bank may disclose to, or exchange or discuss with, any other corporation, partnership, individual or governmental entity (the Bank and each such other corporation, partnership, individual and/or governmental entity being hereby irrevocably authorized to do
so) any information concerning the Company or any of the Guarantors (whether received by the Bank or such other corporation, partnership, individual or governmental entity in connection with or pursuant to this Agreement or otherwise) for the purpose of protecting, preserving, exercising or enforcing any rights hereunder, under the Note or under any of the Collateral Documents, or consulting with respect to any such rights or any rights of the Company or any of the Guarantors and the Bank may disclose to any such other corporation, partnership, individual or governmental entity any such information as may be required by applicable law or in accordance with normal Bank procedures.

                  (o) NO CLAIMS FOR CONSEQUENTIAL DAMAGES. The Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto jointly and severally agree that none thereof will make any claim (whether based on contract, tort or duty imposed by law) against the Bank for any special, indirect or consequential damages in respect of any breach or wrongful conduct in any way related to this Agreement and the transactions contemplated hereby or any act by, or omission of, the Bank occurring in connection herewith, and the Company and each of the Initial Guarantors by its Consent and Agreement annexed hereto waive and jointly and severally agree not to sue upon any such claim for any such damages, whether or not known or not known or suspected to exist in favor thereof.

                  (p) ENTIRE AGREEMENT. Any and all prior understandings and agreements heretofore entered into between the Company, the Initial Guarantors and the Bank, whether written or oral, are, so far as the same relate directly to the transactions contemplated by this Agreement, superseded by and merged into this Agreement and the other agreements being executed and delivered pursuant to this Agreement to which the Company and the Initial Guarantors, or any of them, and the Bank are parties, which alone fully and completely expresses the agreements between the Company, the Initial Guarantors and the Bank.

                  (q) RIGHTS CUMULATIVE, NON-WAIVER, ETC. Each and every right granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure or delay on the part of the Bank in exercising any power or right hereunder, under the Note or under any of the Collateral Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise of any other right or power hereunder or thereunder. No modification or waiver of any provision of this Agreement, the Note or any of the Collateral Documents nor any consent to any departure by any party to any provision thereof shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

                  (r) INTERNATIONAL FINANCING TRANSACTION. This is an international financing transaction in accordance with which the specification of United States dollars is of the essence, and United States dollars shall be the currency of account in the case of all of the Company's obligations and payments due under this Agreement, under the Note and under the Collateral Documents. The payment obligations of the Company hereunder or thereunder shall not be discharged by an amount paid in a currency or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to United States dollars and transferred to the specified place of payment under normal banking procedures does not yield the amount of United States dollars, in such place, due under this Agreement, under the Note or under any of the Collateral Documents, as the case may be.

                  (s) HEADINGS; TABLE OF CONTENTS. The table of contents and the headings of Sections and subsections are not a part of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                      MILLENIUM SEACARRIERS, INC.


                                      By /s/ Vassilios M. Livanos
                                         ----------------------------------

                                      THE BANK OF NEW YORK


                                      By /s/ Beth K. Baker
                                         ----------------------------------

                              CONSENT AND AGREEMENT
                                       OF
                             THE INITIAL GUARANTORS


                  The undersigned, referred to in the within Credit Agreement as the "Initial Guarantors", hereby consent and agree to said Credit Agreement and to the documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the undersigned pursuant to or in connection with said Credit Agreement and agree particularly to be bound by the representations, warranties, covenants and waivers relating to, or made on behalf of, the undersigned contained in Sections 2, 10 and 15 of said Credit Agreement to the same extent as if each of the undersigned were a party to said Credit Agreement.

                           CONIFER SHIPPING COMPANY LIMITED

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           IVY NAVIGATION INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           OAKMONT SHIPPING & TRADING, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           RAPID OCEAN CARRIERS INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           TOPSCALE SHIPPING COMPANY LIMITED

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM ALEKSANDER, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM ELMAR, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM III, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM II, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM VII, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM VI, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM V, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM IV, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM AMETHYST, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM YAMA, INC.

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                           MILLENIUM MAJESTIC, INC,

                           By /s/ Vassilios M. Livanos
                              ------------------------------------------

                                                    SCHEDULE 4

COMMITTED VESSELS



Vessel Name                  To Be Named                       Guarantor                        Flag                    Year Built
-----------                  -----------                       ---------                        ----                    ----------
Aleksander Aberg             Millenium Aleksander              Millenium Aleksander, Inc.       Cayman Islands          1988
Elmar Kivistik               Millenium Elmar                   Millenium Elmar, Inc.            Cayman Islands          1987
LT Pragati                   Millenium Leader                  Millenium III, Inc.              Cayman Islands          1984
LT Argosy                    Millenium Hawk                    Millenium II, Inc.               Cayman Islands          1984
Mangel Desai                 Millenium Eagle                   Millenium VII, Inc.              Cayman Islands          1983
LT Odyssey                   Millenium Osprey                  Millenium VI, Inc.               Cayman Islands          1984
Soren Toubro                 Millenium Falcon                  Millenium V, Inc.                Cayman Islands          1981
Holk Larsen                  Millenium Condor                  Millenium IV, Inc.               Cayman Islands          1981
Clipper Amethyst             Millenium Amethyst                Millenium Amethyst, Inc.         Bahamas                 1978
Clipper Yama                 Millenium Yama                    Millenium Yama, Inc.             Bahamas                 1979
Clipper Majestic             Millenium Majestic                Millenium Majestic, Inc.         Bahamas                 1979